Filed pursuant to Rule 497(a)

File No. 333-274174

Rule 482 AD

The Herzfeld Caribbean Basin Fund, Inc.

Announces Estimated Subscription Price for Rights Offering

MIAMI BEACH, FL -- (November 3, 2023) -- The Herzfeld Caribbean Basin Fund, Inc. (NASDAQ: CUBA) (the “Fund”) announced a $2.57 estimated subscription price for its Non-Transferable Rights Offering (“Rights Offering”).

Subscription Certificates evidencing the Rights and a copy of the prospectus for the Rights Offering (the “Prospectus”) will be mailed to stockholders of record on November 3, 2023 (“Record Date”) beginning on or about November 8, 2023. The Rights Offering will be effected only through the Prospectus.

Rights holders may purchase one share of the Fund’s common stock for every one Right held. Rights may be exercised at any time during the subscription period. The subscription period will begin on November 8, 2023, and will end at 5:00 p.m. Eastern time on November 29, 2023 (the “Expiration Date”), unless the Rights Offering is extended. The subscription price per share will be set at 92% of the average volume-weighted closing sale price at which the common stock trades on the NASDAQ Capital Market on the Expiration Date (as defined below) and the four preceding trading days. In addition, Record Date stockholders who fully exercise their rights will be entitled to subscribe for additional shares of common stock (“Over-Subscription Shares”). The Over-Subscription Shares will be allocated pro rata to stockholders who over-subscribe based on the number of Rights originally issued to them. If enough shares are available, all over-subscription requests will be honored in full. If requests for shares exceed the shares available, the Fund may determine after the expiration of the Rights Offering, at the discretion of the Fund, to issue additional shares of common stock by up to 200% of the shares available pursuant to the Rights Offering in order to cover such over-subscription requests. Regardless of whether the Fund issues such additional shares, to the extent shares are not available to honor all requests, the available shares will be allocated pro rata among those Record Date stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

The Fund has filed a registration statement with the U.S. Securities and Exchange Commission, which was declared effective on October 27, 2023. The definitive terms of the offer are contained in the Fund’s Prospectus for the offer.

Important Dates:

Record Date:	November 3, 2023
Subscription Period Opens:	November 8, 2023
Mailing Date (on or about):	November 8, 2023
Expiration Date:	November 29, 2023

For additional information on the Fund or the Rights Offering, or to obtain a Prospectus, please contact the Fund at 800-TJH-FUND or visit us on the web at www.herzfeld.com/cuba.

The Fund is a non-diversified, closed-end fund managed by HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. (based in Miami Beach). The Fund seeks long-term capital appreciation. To achieve its objective the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in countries in the Caribbean Basin, which the Fund considers to consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the former Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, Venezuela, Guyana and the United States (“Caribbean Basin Countries”).

Investments in the Fund involve risks. Investing in companies of Caribbean Basin Countries may present certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. These factors may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to their net asset value (NAV). The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above NAV.

Before investing in the Fund, investors should carefully consider the investment objective, risks, and charges and expenses of the Fund. This information can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

Participating stockholders will be required to initially pay for the shares subscribed for in the Rights Offering as well as any additional shares subscribed for as part of the over-subscription privilege at the estimated subscription price.

The Fund’s investment adviser is HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. and the Fund’s shares trade on the NASDAQ Capital Market under the symbol “CUBA.” Thomas J. Herzfeld Advisors, Inc. specializes in the field of closed-end funds. Information about the investment adviser and the Fund can be found at www.herzfeld.com.

This announcement is not an offer to sell these securities and the Fund is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The Rights Offering will be made only by means of a prospectus and only after the registration statement on file with the U.S. Securities and Exchange Commission (the “Commission”) has been declared effective by the Commission. The final terms of the Rights Offering may be different from those discussed above.

NASDAQ Capital Market: CUBA
CUSIP: 42804T106

Contact Information:

For further information contact:
Tom Morgan
305.777.1660

Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
www.herzfeld.com